                                                                                                                 Exhibit 99
                                                                                                                 ----------

press release

                                                    Sierra Health Services, Inc.
                                                           2724 North Tenaya Way
                                                         Las Vegas, Nevada 89128
                                                                  (702) 242-7000

FOR IMMEDIATE RELEASE

CONTACTS:   Peter O'Neill                           Paul Palmer
            VP, Public & Investor Relations     SVP, Chief Financial Officer
            (702) 242-7156                          (702) 242-7112

           SIERRA HEALTH REPORTS PRIOR PERIOD RESULTS IN ACCORDANCE
                             WITH SFAS No. 144

     Las Vegas, February 19, 2003 - Sierra Health Services,  Inc. (NYSE:SIE) has
today released proforma  financial  information for the three months ended March
31, June 30, September 30 and December 31, 2002.  Additionally,  the company has released proforma financial  information for the nine months ended September 30,
2002 and September 30, 2001 and for the years ended December 31, 2002,  December
31, 2001 and December 31, 2000.  This action is  consistent  with the  company's announcement on January 15, 2003 that, in accordance with Statement of Financial
Accounting  Standards  No. 144, it had  reclassified  its workers'  compensation insurance  operations as  discontinued.  Today's release of proforma results for
2000  through  2002 is being  made to allow  analysts  and  investors  to better compare the financial  performance  of the  continuing  operations  during those years with Sierra's statements to be issued in 2003.

     Sierra Health Services,  Inc., based in Las Vegas, is a diversified  health care services company that operates health maintenance organizations,  indemnity and workers' compensation insurers, military health programs, preferred provider organizations and multi-specialty  medical groups.  Sierra's  subsidiaries serve over 1.2 million people  through health benefit plans for employers,  government programs and individuals.  For more information,  visit the company's website at
www.sierrahealth.com.

     Statements  in  this  news  release  that  are  not  historical  facts  are
forward-looking   and  based  on  management's   projections,   assumptions  and
estimates;  actual results may vary materially.  Forward-looking  statements are subject to certain  risks and  uncertainties,  which include but are not limited to: 1)  potential  adverse  changes in  government  regulations,  contracts  and programs,  including TRICARE,  Medicare,  Medicaid and legislative  proposals to eliminate  or  reduce  ERISA  pre-emption  of state  laws  that  would  increase potential  managed care  litigation  exposure;  2)  competitive  forces that may affect pricing,  enrollment and benefit levels; 3) unpredictable  medical costs, malpractice  exposure,  reinsurance  costs and inflation;  4) impact of economic conditions;  5) changes in healthcare and workers' compensation reserves; and 6)
the  amount of  actual  proceeds  realized  upon the  final  disposition  of the workers'  compensation  insurance  operation or the inability to dispose of such business. Further factors concerning financial risks and results may be found in documents  filed  with the  Securities  and  Exchange  Commission  and which are incorporated herein by reference.
                                     # # #

                  SIERRA HEALTH SERVICES, INC. AND SUBSIDIARIES
                 PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)
                                   (Unaudited)

                                                                          For the Three Months Ended
                                                      ------------------------------------------------------------------
                                                        March 31,        June 30,        September 30,    December 31,
                                                          2002             2002             2002             2002
                                                          ----             ----             ----             ----

OPERATING REVENUES:
Medical Premiums.....................................   $206,644        $211,408         $217,995          $221,694
Military Contract Revenues...........................     85,454          93,740          100,366            94,029
Professional Fees....................................      7,522           7,704            7,819             7,878
Investment and Other Revenues........................      4,128           4,116            4,837             3,301
                                                         -------         -------          -------           -------
         Total.......................................    303,748         316,968          331,017           326,902
                                                         -------         -------          -------           -------

OPERATING EXPENSES:
Medical Expenses.....................................    175,332         176,112          178,958           181,888
     Medical Care Ratio..............................      81.9%          80.4%             79.3%            79.2%
(Medical Expenses/Premiums and Professional Fees)
Military Contract Expenses...........................     82,354          89,862           96,629            91,530
General and Administrative Expenses..................     32,549          33,186           34,405            33,839
                                                         -------         -------          -------           -------
         Total.......................................    290,235         299,160          309,992           307,257
                                                         -------         -------          -------           -------

Operating Income from Continuing Operations..........     13,513          17,808           21,025            19,645

Interest Expense and Other, Net......................     (2,912)         (2,028)          (1,391)           (1,264)
                                                         -------         -------          -------           -------

Net Income from Continuing Operations
     Before Income Taxes.............................     10,601          15,780           19,634            18,381

Provision for Income Taxes...........................     (3,459)         (5,237)          (7,240)           (6,152)
                                                         -------         -------          -------           -------

Net Income from Continuing Operations................      7,142          10,543           12,394            12,229

Income (Loss) from Discontinued Operations...........        239             (20)           1,669            (7,748)
                                                         -------         -------          -------           -------

Net Income...........................................   $   7,381       $ 10,523         $ 14,063          $  4,481
                                                         ========        =======          =======           =======

Earnings Per Share:

Net Income from Continuing Operations................       $0.25          $0.37            $0.42             $0.41
Income (Loss) from Discontinued Operations...........        0.01                            0.06             (0.26)
                                                             ----           ----             ----              ----
Net Income...........................................       $0.26          $0.37            $0.48             $0.15
                                                             ====           ====             ====              ====

Earnings Per Share Assuming Dilution:

Net Income from Continuing Operations................      $0.24          $0.34             $0.39             $0.39
Income (Loss) from Discontinued Operations...........       0.01                             0.05             (0.25)
                                                            ----           ----              ----              ----
Net Income...........................................      $0.25          $0.34             $0.44             $0.14
                                                            ====           ====              ====              ====

Weighted Average Common Shares
     Outstanding.....................................     28,083          28,207           29,166            29,545
Weighted Average Common Shares
     Outstanding Assuming Dilution...................     29,882          30,899           31,756            31,520

                  SIERRA HEALTH SERVICES, INC. AND SUBSIDIARIES
                 PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)
                                   (Unaudited)

                                                       Nine Months Ended September 30,             Years Ended December 31,
                                                            2002            2001               2002            2001         2000
                                                            ----            ----               ----            ----         ----

OPERATING REVENUES:
Medical Premiums.................................         $636,047        $522,806         $  857,741      $  718,994   $  637,769
Military Contract Revenues.......................          279,560         255,497            373,589         338,918      330,352
Professional Fees................................           23,045          22,056             30,923          28,985       33,102
Investment and Other Revenues....................           13,081          12,528             16,382          16,603       18,393
                                                           -------         -------          ---------       ---------    ---------
         Total...................................          951,733         812,887          1,278,635       1,103,500    1,019,616
                                                           -------         -------          ---------       ---------    ---------

OPERATING EXPENSES:
Medical Expenses.................................          530,402         443,595            712,290         608,757      576,738
     Medical Care Ratio..........................            80.5%          81.4%               80.2%           81.4%        86.0%
(Medical Expenses/Premiums and Professional Fees)
Military Contract Expenses.......................          268,845         250,332            360,375         331,621      323,265
General and Administrative Expenses..............          100,140          90,246            133,979         122,623      112,220
Asset Impairment, Restructuring,
     Reorganization and Other Costs..............                                                                           30,836
                                                           -------         -------          ---------       ---------    ----------
         Total...................................          899,387         784,173          1,206,644       1,063,001    1,043,059
                                                           -------         -------          ---------       ---------    ---------

Operating Income (Loss) from
     Continuing Operations.......................           52,346          28,714             71,991          40,499      (23,443)

Interest Expense and Other, Net..................           (6,331)        (13,833)            (7,595)        (17,857)     (16,781)
                                                           -------         -------          ---------       ---------    ---------

Net Income (Loss) from Continuing
     Operations Before Income Taxes..............           46,015          14,881             64,396          22,642      (40,224)

(Provision) Benefit for Income Taxes.............          (15,936)         (4,970)           (22,088)         (7,161)       9,205
                                                           -------         -------          ---------       ---------    ---------

Net Income (Loss) from
     Continuing Operations.......................           30,079           9,911             42,308          15,481      (31,019)

Income (Loss) from Discontinued
     Operations..................................            1,888         (11,465)            (5,860)        (11,995)    (168,896)
                                                           -------         -------          ---------       ---------    ---------

Net Income (Loss)................................         $ 31,967        $ (1,554)        $   36,448      $    3,486   $ (199,915)
                                                           =======         =======          =========       =========    =========

Earnings Per Common Share:

Net Income (Loss) from Continuing Operations.....            $1.05          $ 0.36              $1.47           $0.56       $(1.15)
Income (Loss) from Discontinued Operations.......             0.07           (0.42)             (0.20)          (0.43)       (6.22)
                                                              ----           -----              -----            ----        -----
         Net Income (Loss).......................            $1.12          $(0.06)             $1.27           $0.13       $(7.37)
                                                              ====           =====               ====            ====        =====

Earnings Per Common Share
     Assuming Dilution:

Net Income (Loss) from Continuing Operations.....            $0.97          $ 0.35              $1.36           $0.54       $(1.15)
Income (Loss) from Discontinued Operations.......             0.06           (0.40)             (0.19)          (0.42)       (6.22)
                                                              ----           -----              -----            ----        -----
         Net Income (Loss).......................            $1.03          $(0.05)             $1.17           $0.12       $(7.37)
                                                              ====           =====               ====            ====        =====

Weighted Average Number of Common
     Shares Outstanding..........................           28,489          27,619             28,756          27,685       27,142

Weighted Average Number of Common
     Shares Outstanding Assuming Dilution........           30,994          28,316             31,142          28,509       27,142

                  SIERRA HEALTH SERVICES, INC. AND SUBSIDIARIES
                 PROFORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                   (Unaudited)

                                                            March 31,         June 30,       September 30,     December 31,
                                                              2002              2002             2002              2002
                                                              ----              ----             ----              ----
Current Assets:
   Cash and Investments..............................      $  150,910         $150,944        $  199,566       $  229,230
   Other Current Assets..............................         167,985          145,413           123,937          143,570
   Assets of Discontinued Operations.................         523,231          535,931           543,608          547,058
                                                            ---------          -------         ---------        ---------
         Total Current Assets........................         842,126          832,288           867,111          919,858

Property and Equipment, Net..........................          91,320           82,779            58,934           64,868
Other Assets.........................................          77,766           83,316           103,532           82,300
                                                            ---------          -------         ---------        ---------
TOTAL ASSETS.........................................      $1,011,212         $998,383        $1,029,577       $1,067,026
                                                            =========          =======         =========        =========

Current Liabilities:
     Medical Claims Payable..........................      $   93,544         $ 95,460        $  101,315       $   98,031
     Military Health Care Payable....................          77,638           81,007            76,104           65,223
     Current Portion of Long-Term Debt...............             201              201            50,195           60,186
     Other Current Liabilities.......................          94,175           96,505           112,117          134,016
     Liabilities of Discontinued Operations..........         488,943          492,686           491,727          493,220
                                                            ---------          -------         ---------        ---------
         Total Current Liabilities...................         754,501          765,859           831,458          850,676

Long-Term Debt, Net of Current Portion...............         117,957           77,711               892              710
Other Liabilities....................................          36,325           35,611            43,716           58,015
                                                            ---------          -------         ---------        ---------
TOTAL LIABILITIES....................................         908,783          879,181           876,066          909,401
                                                            ---------          -------         ---------        ---------

Stockholders' Equity:
     Common Stock....................................             149              150               155              155
     Additional Paid-in Capital......................         181,629          183,683           196,016          196,238
     Treasury Stock .................................         (22,789)         (22,789)          (17,148)         (17,148)
     Accumulated Other Comprehensive
         Gain (Loss).................................          (8,719)          (4,524)            2,031            1,441
     Accumulated Deficit.............................         (47,841)         (37,318)          (27,543)         (23,061)
                                                            ---------          -------         ---------        ---------
         Total Stockholders' Equity..................         102,429          119,202           153,511          157,625
                                                            ---------          -------         ---------        ---------
TOTAL LIABILITIES AND STOCKHOLDERS'
     EQUITY..........................................      $1,011,212         $998,383        $1,029,577       $1,067,026
                                                            =========          =======         =========        =========